                                                                    Exhibit 3.9a

                                                   =============================
                                                   Filed this 24th day of
                                                   March 1980
                                                   Commonwealth of Pennsylvania
                                                   Department of State


                                                   /s/ William R. Davis

                                                   Secretary of the Commonwealth
                                                   =============================
                                                   Box for Certification

APPLICANT'S ACC'T NO.

[ILLEGIBLE]
                                         80-19 182
Filing Fee: $75                     (Line for numbering)
MB-7                                       705510

Articles of Incorporation-      COMMONWEALTH OF PENNSYLVANIA
Domestic Business Corporation       DEPARTMENT OF STATE
Close Corporation                    CORPORATION BUREAU
--------------------------------------------------------------------------------

                         Center Business Products, Inc.
                         ------------------------------
                              (NAME OF CORPORATION)

                              A CLOSE CORPORATION

      In compliance with the requirements of section 373 of the Business Corporation Law, act of May 5, 1933 (P.L. 364)(15 P.S. #1373) the undersigned, desiring to be incorporated as a business corporation which is a close corporation, hereby certifies (certify) that:

1. The name of the corporation is:

                         Centre Business Products, Inc
--------------------------------------------------------------------------------

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

102 W. Shirley Street (P.O. Box 7)
--------------------------------------------------------------------------------
(NUMBER)                                              (STREET)

Mount Union                   Pennsylvania             17066
--------------------------------------------------------------------------------
(CITY)                                               (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes: To engage in and to do any lawful act concerning any or all lawful business as for which corporations may be incorporated under the Pennsylvania Business Corporation Law.

4. The term for which the corporation is to exist is: perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is: 100 shares of common stock without par value

6. the following provisions shall regulate the status of the corporation as a close corporation.

      (a) (Strike out [ILLEGIBLE]) below, whichever is not applicable.)

      (1) All of the issued shares of the corporation of all classes, exclusive of treasury shares shall be held of record by not more than 30 (NUMBER NOT TO EXCEED 30) persons.

            (b) All of the issued shares of all classes of the corporation shall be subject to one or more of the restrictions on transfer permitted by section
613.1 of the Business Corporation Law (15 P.S. #1613.1).

            (c) The corporation shall make no offering of any of its shares of any class which would constitute a "public offering" within the meaning of the Securities Act of 1933 as amended.

7.

8. (Optional: BCL (S)382) The business and affairs of the corporation shall be managed by the shareholders of the corporation rather than by a board of directors.

9. (Optional: BCL (S)376B) The status of the corporation as a "close corporation" within the meaning of the Business Corporation Law shall not be terminated without the affirmative vote or written consent of (shareholders holding two-thirds (FRACTION AT LEAST TWO-THIRDS) of the) shares of all classes of the corporation.

10. (Optional: BCL (S)384B) (shareholders holding two-thirds (FRACTION) of the shares) of the corporation may apply for the appointment of a provisional director of the corporation in the manner and upon the circumstances provided by statute.

11. (Optional: BCL (S)386) (shareholders holding two-thirds (FRACTION) of the shares) of the corporation shall have the right at will to cause the corporation to be dissolved by proceeding in the manner provided by statute.

12. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

NAME                         ADDRESS                 NUMBER AND CLASS OF SHARES
             (including street and number, if any)

--------------------------------------------------------------------------------
Richard J. Payne     R.D.#5, Box 399E                100 shs. common stock
--------------------------------------------------------------------------------
                     Bellefonte, Pa. 16823
                     (no street address available)
--------------------------------------------------------------------------------


      IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 19 day of March 1980


_____________________________(SEAL)          /s/ Richard J. Payne         (SEAL)
                                             -----------------------------
                                             Richard J. Payne             (SEAL)
                                             -----------------------------

                                       2
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                                                   =============================
                                                   Filed this 19th day of
                                                   February A.D. 1988
                                                   Commonwealth of Pennsylvania
                                                   Department of State


                                                   /s/ [ILLEGIBLE]

                                                   Secretary of the Commonwealth
                                                   =============================

APPLICANT'S ACCOUNT NO.

[ILLEGIBLE]

Filing Fee: $45                         88151120
COC-26                            (Line for numbering)
                                         705510
Certificate of Corrections
Domestic Nonprofit            COMMONWEALTH OF PENNSYLVANIA
Corporation and Foreign           DEPARTMENT OF STATE
Corporation Not-for-Profit         CORPORATION BUREAU
--------------------------------------------------------------------------------

      In compliance with the requirements of 15 Pa. S.S. 136 (relating to certificate of correction) the undersigned domestic nonprofit corporation or foreign corporation not-for-profit, desiring to correct an inaccurate record of corporate action or correct defective or erroneous execution of a document, does hereby certify that:

1. The name of the corporation is:

      Centre Business Products, Inc., a close corporation
--------------------------------------------------------------------------------

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

P.O. Box 7      102 W. Shirley Street
--------------------------------------------------------------------------------
(NUMBER)                                              (STREET)

Mount Union                   Pennsylvania             17066
--------------------------------------------------------------------------------
(CITY)                                               (ZIP CODE)

3. The statute by or under which it was incorporated is:

Business Corporation Law of PA. 15 P. S. 1001, et seq.
--------------------------------------------------------------------------------

4. The inaccuracy or defect, which appears in Department of State Form DSCB:
BCL-373 (FORM NUMBER) filed March 24, 1980 and recorded in Roll 80-19 Film 182-184 et seq., is the first word of the corporate name should be Centre, rather than Center, so that the name of the corporation would be Centre Business Products, Inc., a close corporation

5. (Check one of the following):

      |_| The portion of the document requiring correction in corrected form is set forth in Exhibit A, attached hereto and made a part hereof.

      |X| The original document to which this certificate relates shall be deemed reexecuted.

      |_| The original document to which this certificate relates shall be deemed stricken from the records of the Department.

      IN TESTIMONY WHEREOF, the undersigned corporation has caused this certificate to be signed by a duly authorized officer and its corporate seal, duly [ILLEGIBLE] by another such officer, to be hereunto affixed, this 15th day of February 1988

                                        CENTRE BUSINESS PRODUCTS, INC
                                        ----------------------------------------
                                        NAME OF CORPORATION


                                        By: /s/ C. Arnold McClure
                                            ------------------------------------
                                                (SIGNATURE)

                                        President
                                        ----------------------------------------
                                        (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

By: /s/ Linda McClure
----------------------------------------
(SIGNATURE)

Secretary
----------------------------------------
(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETING FORM:

      A. The statement in Paragraph 4 should identify the defective document by specifying (1) its DSCB Form number, (2) the filing date, and (3) the initial roll and film number endorsed by the Department on the defective document; if available.

      B. The third alternate of Paragraph 5 does not apply to a certificate of correction filed with respect to original Articles of Incorporation, but this form may be used to correct original Articles of Incorporation.

                                       4